UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):

                                 January 1, 1998


                           COMMISSION FILE NO. 0-25842

                  PG&E GAS TRANSMISSION, NORTHWEST CORPORATION
                  (formerly, PACIFIC GAS TRANSMISSION COMPANY)
             (Exact name of registrant as specified in its charter)



           California                                94-1512922

  (State or other jurisdiction            (IRS Employer Identification No.)
         of incorporation)

  2100 SW River Parkway, Portland, OR                  97201
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code: (503) 833-4000

Item 5.  Other Events

     Effective January 1, 1998, Pacific Gas Transmission Company changed its name to PG&E Gas Transmission, Northwest Corporation (PG&E GT-NW). PG&E GT-NW is an interstate natural gas pipeline company regulated by the Federal Energy Regulatory Commission. PG&E GT-NW is affiliated with, but is not the same company as, Pacific Gas and Electric Company (PG&E), the gas and electric company serving Northern California. PG&E Corporation is the ultimate corporate parent for both PG&E GT-NW and PG&E.

Item 7.           Financial Statements and Exhibits

                  (c) Exhibits

                  The following exhibits are filed as part of this Form 8-K:

                  Exhibit No.                 Exhibit
                  ----------   -----------------------------------------------
                     3.1       Restated Articles of Incorporation of Pacific Gas
                               Transmission Company effective January 1, 1998.
                     3.2       Bylaws of PG&E Gas Transmission, Northwest
                               Corporation as amended January 1, 1998.



     Pursuant to the requirements of Section 13 or 15(d)of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   PG&E GAS TRANSMISSION, NORTHWEST CORPORATION



                                   By:  /s/ STANLEY C. KARCZEWSKI
                                        ----------------------------------------
                                        Stanley C. Karczewski
                                        Vice President of Finance and Controller
                                        and Chief Financial Officer


Dated: January 14, 1998